Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
May 1, 2025
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to contact.us@allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2025, as supplemented, are incorporated by reference into this Summary Prospectus.
 Investment Objective
The Fund seeks a high level of current income while maintaining prospects for capital appreciation.
 Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.43%	0.43%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.48%	0.73%
Expense Reimbursement(1)	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.46%	0.71%
(1)
The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.46% for Class 1 and 0.71% for Class 2 through at least April 30, 2026, after which the expense limitation agreement may be terminated for any reason by the Fund or by the Manager on 30 days written notice. Amounts contractually waived or assumed under the expense limitation agreement may be reimbursed to the Manager to the extent that such reimbursement will not cause the Fund’s expenses to exceed (i) the expense limit then in effect; or (ii) the expense limit in effect at the time the fees and/or expenses were waived or assumed; provided, however, that such reimbursement shall only be made for a period of three years following the end of the month in which the waiver or assumption was made.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the expense limitation agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$47	$152	$267	$602
Class 2	$73	$231	$404	$905

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.
 Investments, Risks, and Performance
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund seeks to achieve its objective by investing in a combination of two strategies. Approximately 60% of the Fund’s assets will be allocated to a fixed-income strategy, and under normal market conditions, at least 80% of those assets will be invested in debt securities of all types and repurchase agreements for those securities (the “Fixed-Income Strategy”). Approximately 40% of the Fund’s assets will be allocated to an equity strategy and invested primarily in large cap common stocks (the “Equity Strategy”). The percentage allocations to each strategy will be monitored regularly by the Manager, but generally will not exceed plus or minus 3% of the 60%/40% allocation.
The Fixed-Income Strategy
Under normal market conditions, the strategy will invest at least 80% of its assets in debt securities of all types and repurchase agreements for those securities. Such investments include corporate bonds, U.S. Treasury obligations, U.S. government agency mortgage securities and real estate investment trusts. A portion of the investments may not be publicly traded. The Subadviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the strategy and selecting its investments and manages the strategy to have similar overall interest rate risk to the index. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasury obligations, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The Subadviser considers other factors when selecting strategy investments, including the credit quality of the issuer, security-specific features and the Subadviser’s assessment of whether the investment is undervalued. In managing the strategy's exposure to various risks, including interest rate risk, the Subadviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The strategy's assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the Subadviser’s view of the relative value of each sector or maturity.
The strategy's assets may be invested in securities of foreign issuers, including those located in emerging markets, denominated in U.S. dollars or in local currency, in addition to securities of domestic issuers.
The strategy may invest significantly in derivatives instruments, such as interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes, and in forward-settling securities. Such investments may give rise to a form of leverage, particularly when the strategy does not own the assets, instruments or components underlying the derivative instruments. Depending on the Subadviser’s outlook and market conditions, the strategy may invest in derivatives instruments in order to gain exposure to assets, instruments, or indexes, interest rates, or credit qualities.
The strategy also may invest up to 20% of its assets in lower-quality debt securities, sometimes called “junk bonds.”
To earn additional income for the strategy, the Subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate, which increases transaction costs.
The Equity Strategy
Under normal market conditions, the strategy will invest at least 80% of its assets in common stocks included in the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization. The size of the companies in an index changes with market conditions and the composition of the index.
In buying and selling securities for the strategy, the Subadviser seeks to outperform the S&P 500® Index by, in general, utilizing a research-driven approach identifying long-term drivers of stock returns that may include, but are not limited to valuation, growth, quality, and other factors. The research is systemically applied alongside a proprietary portfolio construction and risk management framework to select a broadly diversified group of stocks. The process seeks to maximize the return opportunity while managing benchmark relative risks. The portfolio managers will generally attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics.
The Subadviser also considers the fund's security, industry, and market capitalization weightings relative to the S&P 500® Index when selecting securities for the strategy.
The Subadviser may also invest in securities of issuers that are not part of the S&P 500® Index.
The Subadviser may also use various techniques, such as buying and selling futures contracts and swaps, to increase or decrease the strategy’s exposure to changing security prices or other factors that affect security values.
If the Subadviser's strategies do not work as intended, the fund may not achieve its objective.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate significantly due to factors such as changes in general market conditions, including economic, political, and financial conditions, widespread disease or other public health issues, war, military conflict, acts of terrorism, adverse investor sentiment, or instability or other disruptive events in the local, regional or global markets. Certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, inflation and/or economic recession, may have an adverse effect on the value of the Fund’s securities.
Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security. Further, the value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
Interest Rate Risk – Debt securities held by a fund may decline in value due to rising interest rates. Macroeconomic factors, such as inflationary trends, can heighten interest rate risk.
Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on a fund’s earnings.
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
Income Risk – Income risk is the risk that the Fund's yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Falling interest rates may cause a fund’s income to decline.

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated. Periods of low relative interest rates or inflationary trends may increase the risks associated with rising interest rates.
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a fund. Because U.S. Treasury obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Obligations to decline. Although a fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund.
U.S. Government Obligations Risk – Certain securities in which a fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the fund’s returns. Liquid securities can become illiquid during periods of market stress. If a significant amount of the fund’s securities become illiquid, the fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the fund may lose money.
Foreign Securities Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to a fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede a fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of futures may also be related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, futures on highly volatile indices, securities, currency, or other assets may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.
Swaps Risk – A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require a fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.
Privately Placed, Rule 144A and Other Exempt Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions. The market for Rule 144A and other securities exempt from certain registration requirements may be less active than the market for publicly-traded securities. Rule 144A and other exempt securities carry the risk that their liquidity may become impaired and a fund may be unable to dispose of the securities at a desirable time or price.
When-Issued, Delayed Delivery Securities and Forward Commitments Risk – The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities at an established price with payment and delivery taking place in the future. When-issued and delayed delivery transactions subject a fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on a fund because the fund commits to purchase securities that it does not have to pay for until a later date, which increases the fund’s overall investment exposure and, as a result, its volatility.
Security Quality Risk (also known as “High Yield Risk” or “Junk Bond Risk”) The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities.
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.
Quantitative Investing Risk – The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future. Successful operation of a quantitative model is also reliant upon the information technology systems of the Manager or Subadviser, as applicable, and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Manager or Subadviser will be successful in maintaining effective and operational trading models and the related hardware and software systems.

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
Portfolio Turnover Risk– The Fund may trade portfolio securities frequently, which could result in higher transaction costs and could adversely affect the fund’s performance.
Financial Markets Regulatory Risk - Policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact a fund, including by adversely impacting the fund's operations, universe of potential investment options, and return potential.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years and since inception, as applicable, compare with those of a broad-based measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Bloomberg U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to the Income & Growth Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (40%) and Bloomberg U.S. Aggregate Bond Index (60%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Prior to October 14, 2016, the Fund was subadvised by Franklin Mutual Advisers, LLC, Franklin Advisers, Inc., and Templeton Global Advisors Limited, managed pursuant to different investment strategies, and known as AZL Franklin Templeton Founding Strategy Plus Fund. Consequently, the performance information shown below for periods prior to October 14, 2016, reflects the Fund’s prior investment strategies and not its current investment strategies.
Performance Bar Chart and Table (Class 2)
Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2020)	11.91%
Lowest (Q2, 2022)	-9.69%

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® Fidelity Institutional Asset Management® Multi- Strategy Fund, Class 1 and Class 2
Average Annual Total Returns
	One Year Ended December 31, 2024	Five Years Ended December 31, 2024	Ten Years Ended December 31, 2024	Since Inception
AZL Fidelity Institutional Asset Management Multi-Strategy Fund (Class 1 Shares) (Inception Date: 6/21/2021)	11.56%	N/A	N/A	4.20%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund (Class 2 Shares) (Inception Date: 10/23/2009)	11.35%	6.54%	5.84%	-
S&P 500 Index*	25.02%	14.53%	13.10%	11.93%
Bloomberg U.S. Aggregate Bond Index*	1.25%	-0.33%	1.35%	-2.03%
Income and Growth Composite Index*	10.38%	5.82%	6.22%	3.42%
*
Reflects no deduction for fees, expenses, or taxes.
 Management
Allianz Investment Management LLC (the "Manager") serves as the investment adviser to the Fund.
Brian Muench, President of the Manager and Brian Mong, CFA, are primarily responsible for determining allocations to each strategy, since October 2016 and May 2024, respectively.
FIAM LLC serves as the Subadviser to the Fund. The portfolio managers for the Fixed-Income Strategy are: Ford O’Neil, Portfolio Manager, since October 2016, Celso Munoz, Portfolio Manager, since May 2017, Benjamin Harrison, Portfolio Manager, since June 2023, Alexandre Karam, Portfolio Manager, since May 2019; Brian Day, Portfolio Manager, since October 2024; Michael Plage, Portfolio Manager, since October 2024; Stacie Ware, Portfolio Manager, since October 2024.
The portfolio managers for the Equity Strategy are: George Liu (portfolio manager), since May 2024, and Shashi Naik, CFA (portfolio manager), since October 2016, and Anna Lester (portfolio manager), since June 2019.
 Tax Information
Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.
 Financial Intermediary Compensation
Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Trust

The Allianz Variable Insurance Products Trust